[USAA EAGLE LOGO (R)]

     USAA CORNERSTONE STRATEGY Fund

     An asset allocation fund seeking a positive, inflation-adjusted rate of return and stability of funds shares.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006
     AS AMENDED
     AND RESTATED
     APRIL 27, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
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What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   4

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                          10

Using Mutual Funds in an
Asset Allocation Program                                 13

How to Invest                                            13

How to Redeem                                            15

How to Exchange                                          16

Other Important Information
About Purchases, Redemptions
and Exchanges                                            16

Shareholder Information                                  18

Financial Highlights                                     20

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USAA CORNERSTONE STRATEGY FUND
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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The   Fund's    investment    objective   is   to   achieve   a   positive,
     inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and to a much lesser extent in bonds and money market instruments. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We manage portions of the U.S. stocks and international stocks investment categories that are invested in exchange-traded funds (ETFs). We also manage the bonds and money market instruments, the precious metals and minerals securities, and the real estate securities investment categories of the Fund. We have retained Credit Suisse Asset Management, LLC (Credit Suisse) to serve as subadviser for a portion of the U.S. stocks investment category of the Fund,
     Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser for a portion of the U.S. stocks and international stocks investment categories of the Fund, and MFS Investment Management (MFS) to serve as subadviser for a portion of the international stocks investment category of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk; interest rate risk; credit risk; management risk; and the unique risks of investing in foreign stocks, real estate investment trusts (REITs), precious metals and minerals securities, and derivatives; the risk of investing in exchange-traded funds; and the risk of rebalancing the Fund's portfolio.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

USAA Cornerstone Strategy Fund - 2

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     Securities rated  below-investment-grade  (junk or high-yield bonds) should be regarded as  speculative  because their issuers are more  susceptible to
     financial   setbacks  and  recession  than  more  creditworthy   companies.
     High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     REIT RISK: The possibility that the Fund's investments in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

     PRECIOUS METALS AND MINERALS SECURITIES: have additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

     DERIVATIVES RISK: Although not one of its principal investment strategies, the Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

     EXCHANGE-TRADED FUNDS RISK: The Fund may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's

                                                                 3 - Prospectus

USAA CORNERSTONE STRATEGY FUND
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     operating expenses to be higher and, in turn,  performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

     REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     17.87%
                    1997                     15.64%
                    1998                      2.01%
                    1999                      8.13%
                    2000                      2.75%
                    2001                     -4.72%
                    2002                     -8.26%
                    2003                     23.71%
                    2004                     11.51%
                    2005                      5.53%

                           SIX-MONTH YTD TOTAL RETURN
                                 2.51% (6/30/06)

               BEST QUARTER*                        WORST QUARTER*
               13.32% 2nd Qtr. 2003          -10.72% 3rd Qtr. 1998

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS assumed day-to-day management of a portion of the international stocks investment category of the Fund, December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of a portion of the U.S. stocks and international stocks investment categories of the Fund, and October 2, 2006, which is the date on which Credit Suisse assumed day-to-day management of a portion of the U.S. stocks investment category of the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

USAA Cornerstone Strategy Fund - 4

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--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                    5.53%     4.94%      6.99%       9.82%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    4.12%     3.92%      5.34%       8.24%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares               5.19%     3.87%      5.27%       7.98%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no
deduction for fees, expenses, or
taxes)                                 4.91%     0.54%      9.07%      12.69%+
--------------------------------------------------------------------------------
Lipper Global Flexible Funds Index**
(reflects no deduction for taxes)      8.81%     4.69%      7.84%       N/A
--------------------------------------------------------------------------------

* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

** The Lipper Global Flexible Funds Index tracks the total return performance of the 10 largest funds within the Lipper Global Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of each portfolio is invested in securities traded outside of the United States.

+ The performance of the S&P 500 Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.

--------------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                           .72%a

          Distribution and Service (12b-1) Fees                     None

          Other Expenses                                           .45%

          TOTAL ANNUAL OPERATING EXPENSES                         1.17%B,C

[footnote]
    a A performance fee adjustment decreased the management fee of 0.75% by 0.03% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Flexible Funds Index. See page 10 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.16%.

     c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.19% of the Fund's ANA, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total annual operating expense ratio is lower than 1.19%, the Fund will operate at the lower expense ratio.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
             -----------------------------------------------------------
                $119            $372           $644           $1,420

                                                                  5 - Prospectus

USAA CORNERSTONE STRATEGY FUND
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FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     ===========================================================================
                                                  PERCENTAGE TARGET RANGE
     INVESTMENT CATEGORY                               OF NET ASSETS
     ---------------------------------------------------------------------------
     U.S. Stocks                                            15 - 70%
     International Stocks                                    5 - 70%
     Bonds and Money Market Instruments                      5 - 50%
     Real Estate Securities                                  0 - 20%
     Precious Metals and Minerals Securities                 0 - 10%
     ===========================================================================

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S. Stocks category was selected to provide appreciation. The International Stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The Bonds and Money Market Instruments category was selected to provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. The Real Estate and Precious Metals and Minerals Securities categories were selected to provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in U.S. stocks, 15% in international stocks, 10% in bonds and money market instruments, 5% in real estate securities, and 5% in precious metals and minerals securities. During the quarter, a strong U.S. stock market coupled with weak real estate and precious metals and minerals markets could leave the portfolio with 80% in U.S. stocks, 10% in international stocks, 4% in bonds and money market instruments, 3% in real estate securities, and 3% in precious metals and minerals securities. In this case, we would sell U.S. stocks and could use the proceeds to buy more bonds and money market instruments in order to bring U.S. stocks and bonds and money market instruments back within their target ranges.

     U.S. STOCKS

     [ARROW] WHAT TYPES OF U.S. STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's universe of U.S. stocks is a combination of constituents from the Russell 3000(R) Index, S&P 1500 Index, and MSCI USA Standard Index, at the time of purchase.

     In addition, up to 50% of the Fund's portfolio allocated to U.S. stocks, but no more than 25% of the Fund's total assets, may consist of exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More

USAA Cornerstone Strategy Fund - 6

--------------------------------------------------------------------------------

     specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

     The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

     With respect to the portion of the Fund's assets invested in domestic equity securities by Credit Suisse, the portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Credit Suisse portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

     |X| Forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential, and earnings and price momentum.

     |X| Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the Fund's overall exposure to such low quality stocks; and

     |X| Help  determine  the Fund's  relative  exposure to  different  industry
         sectors  by  analyzing  sector   performance   under  different  market
         scenarios.

     Credit Suisse portfolio managers apply these models to companies that are represented in one or more domestic indexes (such as, for example, the Russell 3000 Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be overweighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the Fund as a whole, among other characteristics. In general, the Fund will maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances.

     If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques. The portfolio is not expected to pay any regular income dividends to shareholders.

     Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

     The portfolio also may invest in new and unseasoned companies that the portfolio manager believes have the potential for long-term capital appreciation.

     With respect to this portion of the Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI All Country World Index, which is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

     In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

     INTERNATIONAL STOCKS

     [ARROW] WHAT ROLE DO INTERNATIONAL STOCKS PLAY IN THE FUND'S PORTFOLIO?

     From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in

                                                                 7 - Prospectus
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USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets. The Fund may invest in emerging markets countries.

     In addition, up to 50% of the Fund's portfolio allocated to international stocks, but no more than 25% of the Fund's total assets, may consist of foreign ETFs.

     [ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

     A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI All Country World Index.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?

     With respect to this portion of the Fund's assets managed by MFS, MFS may invest in the stock of companies it believes to have above-average earnings growth potential compared to the stock of companies, in stock of companies it believes is undervalued compared to its perceived worth, or in stock of a combination of growth and value companies. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

     MFS intends to keep the International Stocks investment category of the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

     With respect to the portion of this Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI All Country World Index.

     In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

     BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT ROLE DO BONDS AND MONEY MARKET INSTRUMENTS PLAY IN THE FUND'S PORTFOLIO?

     The bonds and money market instruments investment category is intended to provide both liquidity and interest income.

     [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the Fund's statement of additional information.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE BONDS?

     The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

USAA Cornerstone Strategy Fund - 8

--------------------------------------------------------------------------------

                              LONG-TERM                      SHORT-TERM
     RATING AGENCY            DEBT SECURITIES                DEBT SECURITIES
     ===========================================================================
     Moody's Investors                                       At least Prime-3
     Service                  At least Baa3                  or MIG 3

     Standard & Poor's                                       At least A-3
     Rating Group             At least BBB -                 or SP-2

     Fitch Ratings            At least BBB -                 At least F3

     Dominion Bond
     Rating Service           At least BBB low               At least R-2 low
     Limited

     A.M. Best Co., Inc.      At least bbb                   At least AMB-3

     If the security does not meet the investment grade requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment grade security of the same issuer.

     In addition, the Fund may invest up to 10% of its assets in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

     We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills; bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee Obligations; and other money market securities.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the Fund's statement of additional information.

     REAL ESTATE SECURITIES

     [ARROW] WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

     We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

     [ARROW] WHAT TYPES OF REAL ESTATE SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     Investments in this category will consist primarily of common stocks of REITs and U.S. companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, We may also invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

     In selecting stocks for the Fund, we seek to invest in companies that are attractively priced relative to an assessment of net asset value, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to net asset value that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

     PRECIOUS METALS AND MINERALS SECURITIES

     [ARROW] WHAT ROLE DO PRECIOUS METALS AND MINERALS SECURITIES PLAY IN THE FUND'S PORTFOLIO?

     Precious metals and minerals securities may be selected for their potential to increase in value during inflationary periods and periods of U.S. dollar weakness. Additionally, precious metals and

                                                                  9 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     minerals securities may be selected for their ability to stabilize the portfolio's rate of return during periods when U.S. stock prices are generally going down. Historical tendencies show that prices of precious metals and minerals securities generally go up when prices of U.S. stocks go down.

     [ARROW] WHAT TYPES OF PRECIOUS METALS AND MINERALS SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     We will invest the Fund's assets devoted to this category in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL PRECIOUS METALS AND MINERALS SECURITIES MADE?

     We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

     The Fund may also hold no precious metals and minerals securities when considered appropriate.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $56 BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, and precious metals and minerals securities.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
    -------------------------------------------------------------------
          +/- 100 to 400                          +/- 4
          +/- 401 to 700                          +/- 5
        +/- 701 and greater                       +/- 6

[footnote]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

USAA Cornerstone Strategy Fund - 10

--------------------------------------------------------------------------------

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.75% by 0.03%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.19% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2006, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.72% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Credit Suisse, Batterymarch, and MFS, under which Credit Suisse, Batterymarch, and MFS provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Credit Suisse, Batterymarch, and MFS are compensated directly by IMCO and not by the Fund.

     Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of June 30, 2006, the asset management business of Credit Suisse had approximately $502 billion in assets under management.

     Batterymarch is a registered investment adviser founded in 1969 and located at The John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2006, Batterymarch had assets under management of approximately $18.0 billion.

     MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2006, net assets under the management of MFS were approximately $169.6 billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     PORTFOLIO MANAGERS

     U.S. STOCKS

     IMCO

     RONALD SWEET, CPA, vice president of Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since August 2006. Mr. Sweet has 20 years of investment management experience and has worked for us for 20 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Texas at San Antonio.

     CREDIT SUISSE

     The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the portion of the U.S. stocks investment category of the Fund allocated to Credit Suisse. The group currently consists of Joseph Cherian, William Weng, and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

     JOSEPH CHERIAN, Managing Director, has been a member of the team since 2005. He is Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Education: B.S. in Electrical Engineering, the Massachusetts Institute of Technology; and M.S. and Ph.D. in Finance, Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

     WILLIAM WENG, Director, has been a member of the team since 2005. He is a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001.Education: B.A. in management information systems, and M.S.

                                                                 11 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     in systems engineering, Tsinghua University in Beijing, China; and Ph.D. in Economics, Boston University.

     TODD JABLONSKI, Vice President, has been a member of the team since 2005. He is an analyst in the Quantitative Strategies Group where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. Education: B.A. in Economics, University of Virginia; and is currently pursuing an M.B.A in computational finance, the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts.

     BATTERYMARCH

     Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

     Members of Batterymarch's U.S., international, and emerging markets investment teams will manage the portion of the Fund managed by Batterymarch. Several portfolio managers and quantitative analysts across each of these investment teams will be assigned responsibility for servicing the portion of the Fund managed by Batterymarch. Members of the teams may change from time to time.

     Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

     THOMAS LINKAS, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the Europe, Asia, and Far East universe. Mr. Linkas has 32 years of investment experience and has managed the Fund since December 2005. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international, and emerging markets portfolios. Education: B.S. and M.S. in engineering, Massachusetts Institute of Technology; M.S., MIT Sloan School of Management.

     CHARLES F. LOVEJOY, CFA, Director of Batterymarch's international team and Senior Portfolio Manager, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He has managed the Fund since December 2005. In 2006, he was named Director of Batterymarch's international investment team. He was also a Director of the International Society of Financial Analysts. Education: B.S., Tufts University.

     INTERNATIONAL STOCKS

     IMCO

     RONALD SWEET

     MFS

     DAVID R. MANNHEIM, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 17 years and has managed the Fund since June 2002. Education: bachelor's degree in Economics, Amherst College; M.S. in management, Massachusetts Institute of Technology.

     MARCUS L. SMITH, senior vice president and non-U.S. equity portfolio manager, has 15 years of investment management experience and has worked for MFS for 11 years and has managed the Fund since June 2002. Education: bachelor's degree in business administration, Mount Union College; master's in finance, University of Pennsylvania.

     BATTERYMARCH

     THOMAS LINKAS AND CHARLES F. LOVEJOY

     BONDS AND MONEY MARKET INSTRUMENTS

     IMCO

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 22 years of investment management experience and has worked for us for six years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

USAA Cornerstone Strategy Fund - 12

--------------------------------------------------------------------------------

     PRECIOUS METALS AND MINERALS SECURITIES
     AND REAL ESTATE SECURITIES

     IMCO

     MARK W. JOHNSON, CFA, assistant vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Real Estate Securities since March 2006. He has 32 years of investment management experience and has worked for us for 18 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, phone, by mail, or bank wire, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

                                                                 13 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 19 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     PHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.


USAA Cornerstone Strategy Fund - 14

--------------------------------------------------------------------------------

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     * To open or add to your account, visit our web site at USAA.COM or call 800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account, log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.


     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET

     *  Access USAA.COM.

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *  Call  toll  free    800-531-8448  to   speak   with   a   member service
        representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *  Send your written instructions to:

                                                                 15 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     FAX

     *  Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     *  Call   toll   free  800-531-8343  to   speak   with   a   member service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net

USAA Cornerstone Strategy Fund - 16

--------------------------------------------------------------------------------

     asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     * Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, or USAA College Savings Plan(R); and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the

                                                                 17 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

        statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say fund name or FUND NUMBER of the fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  51
     [ARROW] NEWSPAPER SYMBOL                       CrnstStr
     [ARROW] TICKER SYMBOL                             USCRX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales

USAA Cornerstone Strategy Fund - 18

-------------------------------------------------------------------------------

     price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such

                                                                19 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003 has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA Cornerstone Strategy Fund - 20

                                                        YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------
                                 2006          2005         2004           2003          2002
                              ---------------------------------------------------------------------

Net asset value at beginning
 of period                    $     26.53   $     25.80   $     22.22   $     23.57   $     25.26
                              ---------------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income               .56           .30(a)        .22           .27           .39(d)
  Net realized and unrealized
    gain (loss)                      1.68          2.13(a)       3.57          (.93)        (1.16)(d)
                              ---------------------------------------------------------------------
Total from investment
 operations                          2.24          2.43(a)       3.79          (.66)         (.77)
                              ---------------------------------------------------------------------
Less distributions:
  From net investment income         (.22)         (.45)         (.21)         (.26)         (.57)
  From realized capital gains       (2.05)        (1.25)          -            (.43)         (.35)
                              ---------------------------------------------------------------------
Total distributions                 (2.27)        (1.70)         (.21)         (.69)         (.92)
                              ---------------------------------------------------------------------
Net asset value at end of
 period                       $     26.50   $     26.53   $     25.80   $     22.22   $     23.57
                              =====================================================================
Total return (%)*                    8.67          9.42         17.08         (2.59)        (2.96)
Net assets at end
 of period (000)              $ 1,712,123   $ 1,543,380   $ 1,350,044   $ 1,132,544   $ 1,197,131
Ratio of expenses to average
 net assets (%)** (b,c)              1.17          1.18          1.19          1.19          1.16
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)** (b)            -              -            1.20          1.27          1.17
Ratio of net investment income
 to average net assets (%)**         2.01          1.15           .81          1.34          1.69(d)
Portfolio turnover (%)             150.51         64.88         90.94        131.07         30.52

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31, 2006, average net assets were $1,643,437,000.

(a)  Calculated using average shares.

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     Fund's expense ratios as follows:
                                    (.01%)        (.02%)        (.02%)        (.01%)        (.00%)+

     + Represents less than 0.01% of average net assets.

(c) Effective April 26, 2002, the Manager voluntarily agreed to limit annual expenses of the Fund to 1.19% of the Fund's average net assets.

(d) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without that charge, these amounts would have been:

     Net investment income                                  $ .39
     Net realized and unrealized loss                     $ (1.16)
     Ratio of net investment income to average net assets    1.70%

                                                                21 - Prospectus

                                      NOTES

                                      NOTES

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
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others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

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                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

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